Exhibit 99.1

@NFX is periodically published to keep shareholders aware of current operating activities at Newfield. It may include estimates of expected production volumes, costs and expenses, recent changes to hedging positions and commodity pricing.

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August 27, 2004

We have recently added oil hedges in conjunction with our acquisition of Inland Resources. Please see below for a complete update on all of our hedge positions.

Call me with questions.

Steve Campbell

Natural Gas Hedge Positions

The following hedge positions for the third quarter of 2004 and beyond are as of August 27, 2004:

Third Quarter 2004

	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
21,429 MMMBtus	$5.06	—	—	—	—
11,595 MMMBtus	—	—	$4.68 — $5.96	$3.00 — $5.25	$4.16 — $6.67
2,250 MMMBtus	—	$4.21	—	$4.20 — $4.21	—

Fourth Quarter 2004
	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
11,613 MMMBtus	$5.40	—	—	—	—
9,795 MMMBtus	—	—	$4.90 — $8.24	$3.00 — $5.25	$4.16 — $10.25
8,850 MMMBtus	—	$5.39	—	$4.20 — $5.50	—

First Quarter 2005
	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
5,807 MMMBtus	$6.02	—	—	—	—
15,495 MMMBtus	—	—	$5.32 — $9.88	$3.50 — $5.77	$4.16 — $10.25
5,400 MMMBtus	—	$5.49	—	$5.47 — $5.50	—

Second Quarter 2005

	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
4,860 MMMBtus	$5.53	—	—	—	—
345 MMMBtus	—	—	$3.50 — $4.16	$3.50	$4.16

Third Quarter 2005

	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
5,206 MMMBtus	$5.53	—	—	—	—
345 MMMBtus	—	—	$3.50 — $4.16	$3.50	$4.16

Fourth Quarter 2005

	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
5,025 MMMBtus	$5.64	—	—	—	—
345 MMMBtus	—	—	$3.50 — $4.16	$3.50	$4.16

Natural Gas 3-Way Collars

	Floors	Collars
Third Quarter 2004
1,350 MMMBtus	$3.50	$4.50 — $6.08
900 MMMBtus	$3.50	$4.50 — $6.10
1,800 MMMBtus	$3.76	$4.76 — $5.20
900 MMMBtus	$3.61	$4.61 — $5.20
1,800 MMMBtus	$3.62	$4.62 — $5.20

Fourth Quarter 2004
450 MMMBtus	$3.50	$4.50 — $6.08
300 MMMBtus	$3.50	$4.50 — $6.10
600 MMMBtus	$3.76	$4.76 — $5.20
300 MMMBtus	$3.61	$4.61 — $5.20
600 MMMBtus	$3.62	$4.62 — $5.20

These 3-way collar contracts are standard natural gas collar contracts with respect to the periods, volumes and prices stated above. The collar contracts have floor and ceiling prices per MMMBtu as per the table above until the market price drops below the floor price above. Below the floor price, these contracts effectively result in realized prices that are on average $1.00 per MMMBtu higher than the cash price that otherwise would have been realized.

Crude Oil Hedge Positions

The following hedge positions for the third quarter of 2004 and beyond are as of August 27, 2004:

Third Quarter 2004

	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
344,000 Bbls	$30.29	—	—	—	—
390,000 Bbls	—	—	$26.35 — $31.56	$22.00 — $27.50	$26.35 — $34.50
379,000 Bbls*	—	—	$25.76 — $29.91	$25.00 — $26.00	$29.70 — $30.05

Fourth Quarter 2004

	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
444,000 Bbls	$26.60	—	—	—	—
330,000 Bbls	—	—	$27.14 — $32.51	$27.00 — $27.50	$30.65 — $34.50
379,000 Bbls*	—	—	$25.76 — $29.91	$25.00 — $26.00	$29.70 — $30.05

First Quarter 2005

	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
717,000 Bbls	$32.78	—	—	—	—
240,000 Bbls	—	—	$27.00 — $31.76	$27.00	$30.65 — $32.30
270,000 Bbls*	—	—	$32.00 — $43.32	$25.00 — $36.00	$29.70 — $51.25

Second Quarter 2005

	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
631,000 Bbls	$33.21	—	—	—	—
150,000 Bbls	—	—	$27.00 — $31.45	$27.00	$30.65 — $32.10
182,000 Bbls*	—	—	$35.50 — $50.13	$35.00 — $36.00	$49.00 — $51.25

Third Quarter 2005

	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
635,000 Bbls	$33.25	—	—	—	—
184,000 Bbls*	—	—	$35.50 — $50.13	$35.00 — $36.00	$49.00 — $51.25

Fourth Quarter 2005

	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
635,000 Bbls	$33.25	—	—	—	—
184,000 Bbls*	—	—	$35.50 — $50.13	$35.00 — $36.00	$49.00 — $51.25

First Quarter 2006

	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
381,000 Bbls	$31.61	—	—	—	—
219,000 Bbls*	—	—	$35.18 — $51.30	$35.00 — $36.00	$50.50 — $55.00

Second Quarter 2006

	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
383,000 Bbls	$31.64	—	—	—	—
221,000 Bbls*	—	—	$35.18 — $51.29	$35.00 — $36.00	$50.50 — $55.00

Third Quarter 2006

	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
385,000 Bbls	$31.66	—	—	—	—
283,000 Bbls*	—	—	$35.35 — $52.07	$35.00 — $36.00	$50.50 — $55.00

Fourth Quarter 2006
	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
385,000 Bbls	$31.66	—	—	—	—
283,000 Bbls*	—	—	$35.35 — $52.07	$35.00 — $36.00	$50.50 — $55.00

First Quarter 2007
	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
120,000 Bbls	$27.00	—	—	—	—
630,000 Bbls*	—	—	$32.86 — $50.97	$32.00 — $35.00	$50.00 — $52.80

Second Quarter 2007
	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
120,000 Bbls	$27.00	—	—	—	—
637,000 Bbls*	—	—	$32.86 — $50.97	$32.00 — $35.00	$50.00 — $52.80

Third Quarter 2007
	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
644,000 Bbls*	—	—	$32.86 — $50.97	$32.00 — $35.00	$50.00 — $52.80

Fourth Quarter 2007
	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
644,000 Bbls*	—	—	$32.86 — $50.97	$32.00 — $35.00	$50.00 — $52.80

First Quarter 2008
	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
637,000 Bbls*	—	—	$32.86 — $50.38	$32.00 — $35.00	$49.50 — $52.90

Second Quarter 2008
	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
637,000 Bbls*	—	—	$32.86 — $50.38	$32.00 — $35.00	$49.50 — $52.90

Third Quarter 2008

	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
644,000 Bbls*	—	—	$32.86 — $50.38	$32.00 — $35.00	$49.50 — $52.90

Fourth Quarter 2008
	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
644,000 Bbls*	—	—	$32.86 — $50.38	$32.00 — $35.00	$49.50 — $52.90

First Quarter 2009
	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
540,000 Bbls*	—	—	$32.83 — $50.93	$32.00 — $34.00	$50.00 — $54.55

Second Quarter 2009
	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
546,000 Bbls*	—	—	$32.83 — $50.93	$32.00 — $34.00	$50.00 — $54.55

Third Quarter 2009
	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
552,000 Bbls*	—	—	$32.83 — $50.93	$32.00 — $34.00	$50.00 — $54.55

Fourth Quarter 2009
	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
552,000 Bbls*	—	—	$32.83 — $50.93	$32.00 — $34.00	$50.00 — $54.55

First Quarter 2010
	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
360,000 Bbls*	—	—	$32.50 — $50.26	$32.00 — $34.00	$50.00 — $51.00

Second Quarter 2010
	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
363,000 Bbls*	—	—	$32.50 — $50.26	$32.00 — $34.00	$50.00 — $51.00

Third Quarter 2010
	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
366,000 Bbls*	—	—	$32.50 — $50.25	$32.00 — $34.00	$50.00 — $51.00

Fourth Quarter 2010

	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
366,000 Bbls*	—	—	$32.50 — $50.25	$32.00 — $34.00	$50.00 — $51.00

*These 3-way collar contracts are standard crude oil collar contracts with respect to the periods, volumes and prices stated above. The contracts have floor and ceiling prices per barrel as per the table above until the price drops below a weighted average price of $26.10 per barrel. Below $26.10 per barrel, these contracts effectively result in realized prices that are on average $6.18 per barrel higher than the cash price that otherwise would have been realized.

Any publicly announced changes to the above estimates, as well as periodic drilling updates, will be available through @NFX. Through our web page at www.newfld.com, stockholders may register to receive @NFX by e-mail distribution.